SUBJECT TO REVISION
SERIES TERM SHEET DATED JANUARY 19, 2000

                                         $360,550,000
                                 Bombardier Capital Mortgage
[BOMBARDIER LOGO]                 Securitization Corporation,
BOMBARDIER                                Depositor
CAPITAL                            Bombardier Capital Inc.,
                                           Servicer

          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2000-A

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Bombardier Capital Mortgage Securitization Corporation Senior/Subordinated Pass-Through Certificates, Series 2000-A transaction. The Series Term Sheet has been prepared by Bombardier Capital Mortgage Securitization Corporation for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation, Chase Securities Inc., Prudential Securities Incorporated nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE PASS-THROUGH CERTIFICATES, INCLUDING THE BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 2000-A, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.

Credit Suisse First Boston                    Prudential Securities Incorporated

                              Chase Securities Inc.

         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 2000-A Pooling and Servicing Agreement (the "Agreement") to be dated as of January 1, 2000, among Bombardier Capital Mortgage Securitization Corporation, as Depositor, Bombardier Capital Inc., as Servicer, and Harris Trust and Savings Bank, as Trustee.

Class Designations
   Class A Certificates........................Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.
   Class M Certificates........................Class M-1 and Class M-2 Certificates.
   Class B Certificates........................Class B-1 and Class B-2 Certificates.
   Subordinated Certificates...................Class M, Class B, Class X and Class R Certificates.
   Offered Certificates........................Class A and Class M Certificates.
   Offered Subordinated Certificates...........Class M Certificates.

--------------------------------------------------------------------------------

                                                            Average               Modified
            Principal                     Moody's/ Fitch     Life                 Duration    First      Last
Class       Amount(1)       Description     Ratings(2)     (yrs)(3)     Coupon    (yrs)(3)    Pay(3)    Pay(3)
--------------------------------------------------------------------------------------------------------------
A-1       $85,000,000          Senior         Aaa/AAA          1.01   . %(4)(6)     0.94       2/00      2/02
A-2        76,000,000          Senior         Aaa/AAA          3.01   . %(5)(6)     2.58       2/02      2/04
A-3        50,000,000          Senior         Aaa/AAA          5.02   . %(5)(6)     3.98       2/04      7/06
A-4        99,531,000          Senior         Aaa/AAA         11.20   . %(5)(6)     6.89       7/06      2/14
M-1        29,178,000        Mezzanine        Aa3/AA          10.27   . %(5)(6)     6.32       2/05      2/14
M-2        20,841,000        Mezzanine         A2/A           10.27   . %(5)(6)     6.09       2/05      2/14
--------------------------------------------------------------------------------------------------------------

                              (1) The initial principal amount of the
                                  Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased correspondingly.

                              (2) It is a condition to the issuance of the
                                  Certificates that they be rated as above. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision of withdrawal at any time by the assigning rating organization.

                              (3) Assumed that the 15% Optional Termination is
                                  exercised. Data run at a prepayment speed of 180% MHP.

                              (4) Based on One-Month LIBOR. Computed on the
                                  basis of a 360-day year and the actual number of days in each Interest Accrual Period.

                              (5) Computed on the basis of a 360-day year of
                                  twelve 30-day months.

                              (6) The lesser of (i) the specified rate per
                                  annum, or (ii) the Weighted Average Net Asset Rate for the related Distribution Date.

Other Certificates .............................  The Class B, Class X and Class
                                                  R Certificates are not being
                                                  offered hereby. The Class B,
                                                  Class X and Class R
                                                  Certificates are expected to
                                                  be held initially by
                                                  Bombardier Capital Mortgage
                                                  Securitization Corporation
                                                  (the "Company") or an
                                                  affiliate of the Company,
                                                  which may offer such
                                                  Certificates in the future in
                                                  one or more privately
                                                  negotiated transactions. The
                                                  Class B-1 Certificates will
                                                  have an initial Certificate
                                                  Principal Balance of
                                                  approximately $18,757,000. The
                                                  Pass-Through Rate for the
                                                  Class B-1 Certificates on any
                                                  Distribution Date will be
                                                  equal to the lesser of (i)
                                                  [ ]% per annum and (ii) the
                                                  Weighted Average Net Asset
                                                  Rate for such Distribution
                                                  Date. The Class B-2
                                                  Certificates will have an
                                                  initial Certificate Principal
                                                  Balance of approximately
                                                  $21,883,000. The Pass-Through
                                                  Rate for the Class B-2
                                                  Certificates on any
                                                  Distribution Date will be
                                                  equal to the lesser of (i)
                                                  [ ]% per annum and (ii) the
                                                  Weighted Average Net Asset
                                                  Rate for such Distribution
                                                  Date.

Denominations ..................................  The Offered Certificates will be Book-Entry Certificates
                                                  only, and will be issued in
                                                  minimum denominations of
                                                  $1,000 and integral multiples
                                                  of $1 in excess thereof in the
                                                  case of the Class A
                                                  Certificates and $25,000 and
                                                  integral multiples of $1 in
                                                  excess thereof in the case of
                                                  the Class M Certificates.

Cut-off Date ...................................  January 1, 2000.

Distribution Dates .............................  The 15th day of each month,
                                                  (or if such fifteenth day is
                                                  not a business day, the next
                                                  succeeding business day)
                                                  commencing in February 15,
                                                  2000.

                                                  With respect to each
                                                  Distribution Date, other than
                                                  the first Distribution Date,
                                                  the close of business on the
                                                  last business day of the month
                                                  preceding the month in which
                                                  such Distribution Date occurs,
                                                  and with respect to the first
                                                  Distribution Date, the close
                                                  of business on the Closing
                                                  Date. (each, a "Record Date").

Collection Period ..............................  With respect to any
                                                  Distribution Date, the
                                                  calendar month immediately
                                                  preceding the calendar month
                                                  in which such Distribution
                                                  Date occurs.

Interest Accrual Period ........................  With respect to each
                                                  Distribution Date, (i) for the
                                                  Class A-1 Certificates, the
                                                  period from the Distribution
                                                  Date preceding such
                                                  Distribution Date (or, in the
                                                  case of the first Distribution
                                                  Date, from the Closing Date)
                                                  through the day preceding such
                                                  Distribution Date, and (ii)
                                                  for all other Classes of the
                                                  Offered Certificates, the
                                                  calendar month preceding the
                                                  month in which the
                                                  Distribution Date occurs
                                                  (each, an "Interest Accrual
                                                  Period"). Interest on the
                                                  Class A-1 Certificates will be
                                                  calculated on the basis of a
                                                  360-day year with actual
                                                  number of days. The remaining
                                                  Offered Certificates and the
                                                  Class B Certificates will be
                                                  calculated on the basis of a
                                                  360-day year consisting of
                                                  twelve 30-day months.

Distributions ..................................  Distributions to
                                                  Certificateholders generally
                                                  will be applied first to the
                                                  payment of interest, second to
                                                  the payment of any unpaid
                                                  principal and third, if any
                                                  principal is then due, to the
                                                  payment of principal of the
                                                  related Class of Certificates.
                                                  The principal amounts
                                                  generally will be distributed
                                                  to the extent of the Available
                                                  Distribution Amount after
                                                  payment of interest and
                                                  interest shortfalls on the
                                                  Certificates, first to the
                                                  Class A Certificateholders and
                                                  then to each Class of
                                                  Subordinate Certificateholders
                                                  based on their respective
                                                  priorities (i.e., first to the
                                                  Class M-1 Certificateholders,
                                                  then to the Class M-2
                                                  Certificateholders, then to
                                                  the Class B-1
                                                  Certificateholders and then to
                                                  the Class B-2
                                                  Certificateholders). Prior to
                                                  the Cross-over Date or on any
                                                  Distribution Date as of which
                                                  the Principal Distribution
                                                  Tests are not met, principal
                                                  will be allocated solely to
                                                  the Class A Certificates;
                                                  otherwise principal will be
                                                  allocated pro rata among the
                                                  Class A, the Class M-1, the
                                                  Class M-2, the Class B
                                                  Certificates. Principal will
                                                  be allocated sequentially to
                                                  the Class B-1 and the Class
                                                  B-2 Certificates.

Available Distribution Amount ..................  The "Available Distribution
                                                  Amount" for a Distribution
                                                  Date generally will include
                                                  (1)(a) Monthly Payments of
                                                  principal and interest due on
                                                  the Assets during the related
                                                  Collection Period, to the
                                                  extent such payments were
                                                  actually collected from the
                                                  Obligors or advanced by the
                                                  Servicer and (b) unscheduled
                                                  payments received with respect
                                                  to the Assets during the
                                                  related Prepayment Period,
                                                  including Principal
                                                  Prepayments, proceeds of
                                                  repurchases, Net Liquidation
                                                  Proceeds and Net Insurance
                                                  Proceeds, less (2)(a)
                                                  Servicing Fees for the related
                                                  Collection Period, (b) amounts
                                                  required to reimburse the
                                                  Servicer for previously
                                                  unreimbursed Advances
                                                  in accordance with the
                                                  Agreement, (c) amounts
                                                  required to reimburse the
                                                  Servicer for certain
                                                  reimbursable expenses in
                                                  accordance with the Agreement,
                                                  (d) amounts required to
                                                  reimburse any party for an
                                                  overpayment of a Repurchase
                                                  Price for an Asset in
                                                  accordance with the Agreement,
                                                  and (e) the Interest
                                                  Deficiency Amount or portion
                                                  thereof, if any, from
                                                  collections on the preceding
                                                  Distribution Date.

Priority of Distributions ......................  On each Distribution Date the
                                                  Available Distribution Amount
                                                  will be distributed in the
                                                  following amounts and in the
                                                  following order of priority:

                                                  (1) first, concurrently to
                                                  each class of the Class A
                                                  Certificates, (a) first, the
                                                  related Interest Distribution
                                                  Amount for such Distribution
                                                  Date and (b) second, any
                                                  Interest Distribution Amounts
                                                  remaining unpaid from previous
                                                  Distribution Dates, plus
                                                  interest on this carryover
                                                  amount, if any, for such
                                                  Distribution Date;

                                                  (2) second, to the Class M-1
                                                  Certificates, (a) first, the
                                                  related Interest Distribution
                                                  Amount for such Distribution
                                                  Date and (b) second, any
                                                  Interest Distribution Amounts
                                                  remaining unpaid from previous
                                                  Distribution Dates, plus
                                                  interest on this carryover
                                                  amount, if any, for such
                                                  Distribution Date;

                                                  (3) third, to the Class M-2
                                                  Certificates, (a) first, the
                                                  related Interest Distribution
                                                  Amount for such Distribution
                                                  Date and (b) second, any
                                                  Interest Distribution Amounts
                                                  remaining unpaid from previous
                                                  Distribution Dates, plus
                                                  interest on this carryover
                                                  amount, if any, for such
                                                  Distribution Date;

                                                  (4) fourth, to the Class B-1
                                                  Certificates, (a) first, the
                                                  related Interest Distribution
                                                  Amount for such Distribution
                                                  Date and (b) second, any
                                                  Interest Distribution Amounts
                                                  remaining unpaid from previous
                                                  Distribution Dates, plus
                                                  interest on this carryover
                                                  amount, if any, for such
                                                  Distribution Date;

                                                  (5) fifth, to the Class B-2
                                                  Certificates, (a) first, the
                                                  related Interest Distribution
                                                  Amount for such Distribution
                                                  Date and (b) second, any
                                                  Interest Distribution Amounts
                                                  remaining unpaid from previous
                                                  Distribution Dates, plus
                                                  interest on this carryover
                                                  amount, if any, for such
                                                  Distribution Date;

                                                  (6) sixth, to the Class A
                                                  Certificates, the related
                                                  Principal Distribution
                                                  Shortfall Carryover Amount, if
                                                  any, for such Distribution
                                                  Date;

                                                  (7) seventh, to each class of
                                                  the Class A Certificates
                                                  sequentially based on the
                                                  numerical order, the Class A
                                                  Principal Distribution Amount
                                                  until the Certificate
                                                  Principal Balance of each
                                                  class is reduced to zero
                                                  provided, however, that on any
                                                  Distribution Date on which the
                                                  Pool Scheduled Principal
                                                  Balance as of the last day of
                                                  the related Collection Period
                                                  is less than the aggregate
                                                  Certificate Principal Balance
                                                  of the Class A Certificates
                                                  immediately prior to such
                                                  Distribution Date, the Class A
                                                  Principal Distribution Amount
                                                  will be allocated among the
                                                  Class A Certificates pro rata
                                                  based upon
                                                  their respective Certificate
                                                  Principal Balance;

                                                  (8) eighth, to the Class M-1
                                                  Certificates, (a) first, any
                                                  related Writedown Interest
                                                  Distribution Amount for such
                                                  Distribution Date, (b) second,
                                                  any related Carryover
                                                  Writedown Interest
                                                  Distribution Amount for such
                                                  Distribution Date, (c) third,
                                                  any related Principal
                                                  Distribution Shortfall
                                                  Carryover Amount, and (d)
                                                  fourth, any related Principal
                                                  Distribution Amount until the
                                                  Class M-1 Certificate
                                                  Principal Balance is reduced
                                                  to zero;

                                                  (9) ninth, to the Class M-2
                                                  Certificates, (a) first, any
                                                  related Writedown Interest
                                                  Distribution Amount for such
                                                  Distribution Date, (b) second,
                                                  any related Carryover
                                                  Writedown Interest
                                                  Distribution Amount for such
                                                  Distribution Date, (c) third,
                                                  any related Principal
                                                  Distribution Shortfall
                                                  Carryover Amount, and (d)
                                                  fourth, any related Principal
                                                  Distribution Amount until the
                                                  Class M-2 Certificate
                                                  Principal Balance is reduced
                                                  to zero;

                                                  (10) tenth, to the Class B-1
                                                  Certificates, (a) first, any
                                                  related Writedown Interest
                                                  Distribution Amount for such
                                                  Distribution Date, (b) second,
                                                  any related Carryover
                                                  Writedown Interest
                                                  Distribution Amount for such
                                                  Distribution Date, (c) third,
                                                  any related Principal
                                                  Distribution Shortfall
                                                  Carryover Amount, and (d)
                                                  fourth, any related Principal
                                                  Distribution Amount until the
                                                  Class B-1 Certificate
                                                  Principal Balance is reduced
                                                  to zero;

                                                  (11) eleventh, to the Class
                                                  B-2 Certificates, (a) first
                                                  any related Writedown Interest
                                                  Distribution Amount for such
                                                  Distribution Date, (b) second,
                                                  any related Carryover
                                                  Writedown Interest
                                                  Distribution Amount for such
                                                  Distribution Date, (c) third,
                                                  any related Principal
                                                  Distribution Shortfall
                                                  Carryover Amount, and (d)
                                                  fourth, any related Principal
                                                  Distribution Amount until the
                                                  Class B-2 Certificate
                                                  Principal Balance is reduced
                                                  to zero;

                                                  (12) twelfth, sequentially, to
                                                  the Class A, Class M-1, Class
                                                  M-2, Class B-1 and Class B-2
                                                  Certificates, the Accelerated
                                                  Principal Distribution Amount
                                                  for such Distribution Date
                                                  until the Certificate
                                                  Principal Balance of each
                                                  class is reduced to zero;

                                                  (13) thirteenth, to the Class
                                                  X Certificates, in the
                                                  following sequential order:
                                                  (i) the current Class X Strip
                                                  Amount; and (ii) any Class X
                                                  Strip Amounts from previous
                                                  Distribution Dates remaining
                                                  unpaid; and

                                                  (14) finally, any remainder to
                                                  the Class R Certificates.

Overcollateralization ..........................  Excess interest collections will be applied, to the extent
                                                  available, to make accelerated
                                                  payments of principal on the
                                                  Certificates. The "Target
                                                  Overcollateralization Amount"
                                                  generally shall mean, (i) for
                                                  any Distribution Date prior to
                                                  the Cross-over Date, 5.25% of
                                                  the Pool Scheduled Principal
                                                  Balance as of the Cut-off Date
                                                  and (ii) for any other
                                                  Distribution Date, the lesser
                                                  of (x) 5.25% of the Pool
                                                  Scheduled Principal Balance as
                                                  of the Cut-off Date and (y)
                                                  9.1875% of the Pool

                                                  Scheduled Principal Balance
                                                  for the next succeeding
                                                  Distribution Date; provided,
                                                  however, that in no event
                                                  shall the Target
                                                  Overcollateralization Amount
                                                  be less than 1.25% of the Pool
                                                  Scheduled Principal Balance as
                                                  of the Cut-off Date. On the
                                                  Closing Date, the initial
                                                  overcollateralization amount
                                                  shall equal 3.75% of the Pool
                                                  Scheduled Principal Balance as
                                                  of the Cut-off Date.

Certificate Structure Considerations ...........  The primary credit support for the Class A Certificates is
                                                  the subordination of the
                                                  Subordinated Certificates; for
                                                  the Class M-1 Certificates is
                                                  the subordination of the Class
                                                  M-2, Class B, Class X and the
                                                  Class R Certificates; for the
                                                  Class M-2 Certificates is the
                                                  subordination of the Class B,
                                                  Class X, and Class R
                                                  Certificates.

Subordination of the Offered Subordinated
   Certificates ................................  The rights of the Class M-1
                                                  Certificateholders to receive
                                                  distributions of principal
                                                  will be subordinated to such
                                                  rights of the Class A
                                                  Certificateholders to receive
                                                  distributions of principal and
                                                  interest. Interest and
                                                  interest shortfalls (other
                                                  than interest on any Writedown
                                                  Amounts) on the Class M-1
                                                  Certificates will not be
                                                  subordinated to principal
                                                  payments on the Class A
                                                  Certificates.

                                                  The rights of the Class M-2
                                                  Certificateholders to receive
                                                  distributions of principal
                                                  will be subordinated to such
                                                  rights of the Class A and
                                                  Class M-1 Certificateholders
                                                  to receive distributions of
                                                  principal and interest.
                                                  Interest and interest
                                                  shortfalls (other than
                                                  interest on any Writedown
                                                  Amounts) on the Class M-2
                                                  Certificates will not be
                                                  subordinated to principal
                                                  payments on the Class A and
                                                  the Class M-1 Certificates.

Cross-over Date ................................  The later to occur of (a) the
                                                  Distribution Date occurring in
                                                  February 2005 or (b) the first
                                                  Distribution Date on which the
                                                  then-current credit
                                                  enhancement for the Class A
                                                  Certificates is equal to or
                                                  exceeds 1.86 times the initial
                                                  credit enhancement for the
                                                  Class A Certificates.

Performance Test ...............................  The Average 60-Day Delinquency
                                                  Ratio is less than or equal to
                                                  5.5%, the Current Realized
                                                  Loss Ratio is less than or
                                                  equal to 3.0%; and the
                                                  Cumulative Realized Losses are
                                                  less than or equal to the
                                                  percentage of the Aggregate
                                                  Cut-off Date Pool Principal
                                                  Balance set forth below:

                                                     7% February 2005 through
                                                     January 2006,

                                                     8% February 2006 through
                                                     January 2007,

                                                     9.5% February 2007 through
                                                     July 2008, and

                                                     10.5% thereafter.

Realized Losses on Liquidated Assets ...........  The Principal Distribution
                                                  Amount for any Distribution
                                                  Date is intended to include
                                                  the Scheduled Principal
                                                  Balance of each Asset that
                                                  became a Liquidated Asset
                                                  during the preceding calendar
                                                  month. A Realized Loss will be
                                                  incurred on a Liquidated Asset
                                                  in the amount, if any, by
                                                  which the Net Liquidation
                                                  Proceeds from such Liquidated
                                                  Asset are less than the Unpaid
                                                  Principal Balance of such
                                                  Liquidated Asset, plus accrued
                                                  and unpaid interest thereon
                                                  (to the extent not covered by
                                                  Servicing Advances, if any,
                                                  with respect to such
                                                  Liquidated Asset), plus
                                                  amounts reimbursable to the
                                                  Servicer for previously
                                                  unreimbursed Servicing
                                                  Advances. The amount of
                                                  the Realized Loss, if any, in
                                                  excess of the sum of (1) the
                                                  amount of interest collected
                                                  on the nondefaulted Assets in
                                                  excess of certain Interest
                                                  Distribution Amounts and
                                                  Carryover Interest
                                                  Distribution Amounts required
                                                  to be distributed on the Class
                                                  A, Class M and Class B
                                                  Certificates and any portion
                                                  of such interest required to
                                                  be paid to the servicer as
                                                  servicing compensation
                                                  ("Excess Interest") and (2)
                                                  the Current
                                                  Overcollateralization Amount
                                                  will be allocated to the
                                                  Subordinated Certificates as a
                                                  Writedown Amount in reduction
                                                  of their respective
                                                  Certificate Principal Balances
                                                  as described below.

Allocation of Writedown Amounts ................  The "Writedown Amount" for any
                                                  Distribution Date will be the
                                                  amount, if any, by which the
                                                  aggregate Certificate
                                                  Principal Balance of all
                                                  Certificates, after taking
                                                  into account all distributions
                                                  to be made on such
                                                  Distribution Date, exceeds the
                                                  Pool Scheduled Principal
                                                  Balance of the Assets for the
                                                  next Distribution Date. The
                                                  Writedown Amount will be
                                                  allocated among the Classes of
                                                  Subordinated Certificates in
                                                  the following order of
                                                  priority:

                                                  (1) first, to the Class B-2
                                                      Certificates, to be
                                                      applied in reduction of
                                                      the Adjusted Certificate
                                                      Principal Balance of such
                                                      Class until it has been
                                                      reduced to zero;

                                                  (2) second, to the Class B-1
                                                      Certificates, to be
                                                      applied in reduction of
                                                      the Adjusted Certificate
                                                      Principal Balance of such
                                                      Class until it has been
                                                      reduced to zero;

                                                  (3) third, to the Class M-2
                                                      Certificates, to be
                                                      applied in reduction of
                                                      the Adjusted Certificate
                                                      Principal Balance of such
                                                      Class until it has been
                                                      reduced to zero; and

                                                  (4) fourth, to the Class M-1
                                                      Certificates, to be
                                                      applied in reduction of
                                                      the Adjusted Certificate
                                                      Principal Balance of such
                                                      Class until it has been
                                                      reduced to zero.


Advances .......................................  For each Distribution Date, the Servicer will be obligated
                                                  to make an advance (a "P&I
                                                  Advance") in respect of any
                                                  delinquent Monthly Payment on
                                                  any Asset that was due during
                                                  the related Collection Period
                                                  that will, in the Servicer's
                                                  judgment, be recoverable from
                                                  late payments on or
                                                  Liquidation Proceeds from such
                                                  Asset. The Servicer will also
                                                  be obligated to make Advances
                                                  ("Servicing Advances" and,
                                                  together with P&I Advances,
                                                  "Advances") in respect of
                                                  Liquidation Expenses and
                                                  certain taxes and insurance
                                                  premiums not paid by an
                                                  Obligor on a timely basis, to
                                                  the extent the Servicer deems
                                                  such Servicing Advances
                                                  recoverable out of Liquidation
                                                  Proceeds from the related
                                                  Asset or from collections on
                                                  the related Asset. P&I
                                                  Advances and Servicing
                                                  Advances are reimbursable to
                                                  the Servicer under certain
                                                  circumstances.

Final Scheduled Distribution Date ..............  The Final Scheduled
                                                  Distribution Date for each
                                                  Class of the Offered
                                                  Certificates will be the June
                                                  2030 Distribution Date. The
                                                  Final Scheduled Distribution
                                                  Date has been determined by
                                                  adding three months to the
                                                  maturity date of the Asset
                                                  with the latest stated
                                                  maturity.

Optional Termination ...........................  Either the Servicer or the
                                                  holders of a majority in
                                                  interest of the Class R
                                                  Certificates (the "Residual
                                                  Majority"), at their
                                                  respective options and subject
                                                  to the limitations imposed by
                                                  the Agreement, will have the
                                                  option to purchase from the
                                                  Trust all

                                                  Assets then outstanding and
                                                  all other property in the
                                                  Trust on any Distribution Date
                                                  occurring on or after the
                                                  Distribution Date on which the
                                                  sum of the Certificate
                                                  Principal Balance of the
                                                  Certificates is less than or
                                                  equal to 15% of the sum of the
                                                  original Certificate Principal
                                                  Balance of the Certificates.

Auction Sale ...................................  If neither the Servicer nor the Residual Majority
                                                  exercises its optional
                                                  termination right within 90
                                                  days after it first becomes
                                                  eligible to do so, the Trustee
                                                  shall solicit bids for the
                                                  purchase of all Assets then
                                                  outstanding and all other
                                                  property in the Trust. In the
                                                  event that satisfactory bids
                                                  are received, the sale
                                                  proceeds will be distributed
                                                  to Certificateholders.

The Assets .....................................  The Trust will consist of (1)
                                                  manufactured housing
                                                  installment sales contracts
                                                  (collectively, the
                                                  "Contracts") secured by
                                                  security interests in
                                                  Manufactured Homes, and (2)
                                                  mortgage loans secured by
                                                  first liens on the real estate
                                                  on which the related
                                                  Manufactured Homes are deemed
                                                  permanently affixed (the
                                                  "Mortgage Loans" and
                                                  collectively with the
                                                  Contracts, the "Assets"). The
                                                  Asset Pool consists of 9,830
                                                  Assets having an aggregate
                                                  Scheduled Principal Balance as
                                                  of the Cut-off Date of
                                                  $416,820,866.76. Approximately
                                                  11.24% of the Asset Pool is
                                                  comprised of Assets that are
                                                  Mortgage Loans.

                                                  As of the Cut-off Date, the
                                                  Assets were secured by
                                                  Manufactured Homes or Mortgage
                                                  Properties located in 35
                                                  states, and approximately
                                                  23.21%, 9.53%, 8.16%, 8.07%,
                                                  6.07%, 5.99% and 5.98% of the
                                                  Assets were secured by
                                                  Manufactured Homes located in
                                                  Texas, Florida, South
                                                  Carolina, Alabama, North
                                                  Carolina, Georgia and
                                                  Arkansas, respectively (based
                                                  on property addresses of the
                                                  Obligors on the Assets as of
                                                  the Cut-off Date). Monthly
                                                  Payments of principal and
                                                  interest on the Assets will be
                                                  due on various days throughout
                                                  each Collection Period (each a
                                                  "Due Date"). The annual
                                                  percentage rates on the Assets
                                                  ranged from 7.25% to 16.75%,
                                                  with a weighted average of
                                                  approximately 10.90%, as of
                                                  the Cut-off Date. The Assets
                                                  had remaining terms to stated
                                                  maturity as of the Cut-off
                                                  Date of at least 56 months but
                                                  not more than 360 months and
                                                  original terms to stated
                                                  maturity of at least 60 months
                                                  but not more than 360 months.
                                                  As of the Cut-off Date, the
                                                  Assets had a weighted average
                                                  original term to stated
                                                  maturity of approximately 325
                                                  months, and a weighted average
                                                  remaining terms to stated
                                                  maturity of approximately 323
                                                  months. As of the Cut-off
                                                  Date, no fewer than 89.56% of
                                                  the Assets were secured by
                                                  Manufactured Homes which were
                                                  new at the time the related
                                                  Assets were originated. As of
                                                  the Cut-off Date, no more than
                                                  10.44% of the Assets were
                                                  secured by Manufactured Homes
                                                  which were used at the time
                                                  the related Assets were
                                                  originated.

Certain Federal Income Tax
   Consequences ................................  For federal income tax purposes, the Trust will be
                                                  treated as one or more real
                                                  estate mortgage investment
                                                  conduits ("REMIC"). The Class
                                                  A, Class M, Class B and Class
                                                  X Certificates will constitute
                                                  "regular interests" in a REMIC
                                                  for federal income tax
                                                  purposes. The Class R
                                                  Certificates will be treated
                                                  as the sole class of "residual
                                                  interests" in a REMIC for
                                                  federal income tax purposes.

ERISA Considerations ...........................  Fiduciaries of employee benefit plans and certain
                                                  other retirement plans and
                                                  arrangements, including
                                                  individual retirement accounts
                                                  and annuities, Keogh plans,
                                                  and collective investment
                                                  funds in which such plans,
                                                  accounts, annuities or
                                                  arrangements are invested,
                                                  that are subject to the
                                                  Employee Retirement Income
                                                  Security Act of 1974, as
                                                  amended ("ERISA"), or
                                                  corresponding provisions of
                                                  the Code (any of the
                                                  foregoing, a "Plan"), persons
                                                  acting on behalf of a Plan, or
                                                  persons using the assets of a
                                                  Plan ("Plan Investors") should
                                                  consult with their own counsel
                                                  to determine whether the
                                                  purchase or holding of the
                                                  Offered Certificates could
                                                  give rise to a transaction
                                                  that is prohibited either
                                                  under ERISA or the Code.

                                                  BECAUSE THE OFFERED
                                                  SUBORDINATED CERTIFICATES ARE
                                                  SUBORDINATED SECURITIES, THEY
                                                  WILL NOT SATISFY THE
                                                  REQUIREMENTS OF CERTAIN
                                                  PROHIBITED TRANSACTION
                                                  EXEMPTIONS AND THEREFORE MAY
                                                  BE PURCHASED ONLY BY PERSONS
                                                  WHO EITHER ARE NOT PLAN
                                                  INVESTORS OR CERTAIN INSURANCE
                                                  COMPANIES USING THE ASSETS OF
                                                  THEIR GENERAL ACCOUNT.

Legal Investment Considerations ................  The Class A and Class M-1
                                                  Certificates will constitute
                                                  "mortgage related securities"
                                                  for purposes of the Secondary
                                                  Mortgage Market Enhancement
                                                  Act of 1984 ("SMMEA").

                                                  THE CLASS M-2 CERTIFICATES ARE
                                                  NOT "MORTGAGE RELATED
                                                  SECURITIES" FOR PURPOSES OF
                                                  SMMEA BECAUSE SUCH
                                                  CERTIFICATES ARE NOT RATED IN
                                                  ONE OF THE TWO HIGHEST RATING
                                                  CATEGORIES BY A NATIONALLY
                                                  RECOGNIZED RATING AGENCY.

Ratings ........................................  It is a condition to the issuance of the Certificates
                                                  that they be rated as follow:

                                                     MOODY'S               FITCH
                                                     -------               -----
     Class A-1...............................          Aaa                  AAA
     Class A-2...............................          Aaa                  AAA
     Class A-3...............................          Aaa                  AAA
     Class A-4...............................          Aaa                  AAA
     Class M-1...............................          Aa3                   AA
     Class M-2...............................          A2                    A

         Whenever reference is made herein to a percentage of the Asset Pool by Scheduled Principal Balance, the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                                NUMBER OF                               PERCENTAGE OF
GEOGRAPHIC LOCATION              ASSETS           AGGREGATE SPB       ASSET POOL BY SPB
-------------------              ------           -------------       -----------------
Alabama....................        894           $ 33,619,215.55             8.07%
Arizona....................        189              8,963,096.88             2.15
Arkansas...................        645             24,920,312.24             5.98
California.................        339             16,148,027.87             3.87
Colorado...................         70              3,124,871.52             0.75
Florida....................        819             39,709,445.04             9.53
Georgia....................        601             24,964,682.98             5.99
Idaho......................         13                766,540.27             0.18
Illinois...................          7                274,723.23             0.07
Indiana....................         11                384,116.42             0.09
Iowa.......................          5                199,850.54             0.05
Kansas.....................          5                174,583.05             0.04
Kentucky...................        199              6,801,957.27             1.63
Louisiana..................        446             18,020,852.70             4.32
Michigan...................         39              1,855,556.17             0.45
Mississippi................        508             19,409,166.92             4.66
Missouri...................        219              8,275,504.76             1.99
Montana....................         21                975,989.43             0.23
Nebraska...................          1                 75,644.44             0.02
Nevada.....................         58              2,312,791.85             0.55
New Mexico.................        380             16,489,251.94             3.96
North Carolina.............        599             25,318,090.41             6.07
Ohio.......................         20                876,475.33             0.21
Oklahoma...................        211              8,632,553.91             2.07
Oregon.....................          5                263,607.38             0.06
Pennsylvania...............         22                607,316.49             0.15
South Carolina.............        822             34,011,970.49             8.16
South Dakota...............          4                127,015.32             0.03
Tennessee..................        403             18,199,443.98             4.37
Texas......................      2,169             96,727,658.66            23.21
Utah.......................          9                413,036.44             0.10
Virginia...................         54              2,093,259.29             0.50
Washington.................          5                309,197.58             0.07
West Virginia..............         30              1,204,999.37             0.29
Wyoming....................          8                570,061.04             0.14
                                 -----           ---------------           ------
   Total...................      9,830           $416,820,866.76           100.00%
                                 =====           ===============           ======

------------

(1) Based on the mailing address of the Obligor on the related Asset as of the Cut-off Date.

                        YEAR OF ORIGINATION OF ASSETS(1)


                                 NUMBER OF                                PERCENTAGE OF
YEAR OF ORIGINATION               ASSETS          AGGREGATE SPB         ASSET POOL BY SPB
-------------------               ------          -------------         -----------------
    1997.....................           1      $      25,088.63              0.01%
    1998.....................          22            889,904.78              0.21
    1999.....................       9,807        415,905,873.35             99.78
   Total....................        9,830      $ 416,820,866.76            100.00%
                                    =====      ================           =======

------------------
(1) The weighted average seasoning of the Assets was approximately 2 months as of the Cut-off Date.

                    DISTRIBUTION OF ORIGINAL ASSET AMOUNTS(1)

                                   NUMBER OF                               PERCENTAGE OF
ORIGINAL ASSET AMOUNT               ASSETS         AGGREGATE SPB         ASSET POOL BY SPB
---------------------               ------         ---------------       -----------------
Less than $10,000.01............        9          $     78,665.05              0.02%
$ 10,000.01 - $ 15,000.00.......      242             3,060,630.16              0.73
$ 15,000.01 - $ 20,000.00.......      320             5,637,074.51              1.35
$ 20,000.01 - $ 25,000.00.......      609            13,869,581.67              3.33
$ 25,000.01 - $ 30,000.00.......    1,189            32,855,547.53              7.88
$ 30,000.01 - $ 35,000.00.......    1,341            43,494,811.93             10.43
$ 35,000.01 - $ 40,000.00.......    1,378            51,523,944.03             12.36
$ 40,000.01 - $ 45,000.00.......      995            42,107,353.03             10.10
$ 45,000.01 - $ 50,000.00.......      894            42,429,932.01             10.18
$ 50,000.01 - $ 55,000.00.......      798            41,789,820.19             10.03
$ 55,000.01 - $ 60,000.00.......      658            37,622,187.28              9.03
$ 60,000.01 - $ 65,000.00.......      443            27,609,503.57              6.62
$ 65,000.01 - $ 70,000.00.......      315            21,189,909.92              5.08
$ 70,000.01 - $ 75,000.00.......      221            15,990,068.23              3.84
$ 75,000.01 - $ 80,000.00.......      133            10,250,148.30              2.46
$ 80,000.01 - $ 85,000.00.......       75             6,165,694.64              1.48
$ 85,000.01 - $ 90,000.00.......       50             4,355,290.84              1.04
$ 90,000.01 - $ 95,000.00.......       43             3,971,682.06              0.95
$ 95,000.01 - $100,000.00.......       28             2,726,663.47              0.65
$100,000.01 - $105,000.00.......       27             2,765,591.32              0.66
$105,000.01 - $110,000.00.......       21             2,251,229.30              0.54
$110,000.01 - $115,000.00.......       11             1,233,187.04              0.30
$115,000.01 - $120,000.00.......        8               936,501.48              0.22
$120,000.01 - $125,000.00.......        6               733,828.17              0.18
$125,000.01 - $130,000.00.......        6               764,930.27              0.18
$130,000.01 - $135,000.00.......        2               264,849.18              0.06
$135,000.01 - $140,000.00.......        4               551,749.77              0.13
$140,000.01 - $145,000.00.......        2               286,840.06              0.07
$145,000.01 - $150,000.00.......        1               149,768.85              0.04
$150,000.01 or more.............        1               153,882.90              0.04
                                    -----         ----------------            ------
   Total......................      9,830         $ 416,820,866.76            100.00%
                                    =====         ================            ======

-----------------
(1) The highest original Asset amount was $155,026.79, which represents 0.04% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $42,482.17 as of the Cut-off Date.

                                 ASSET RATES(1)

                                 NUMBER OF                                   PERCENTAGE OF
ASSET RATE                         ASSETS            AGGREGATE SPB         ASSET POOL BY SPB
----------                         ------            -------------         -----------------
 7.001% -  8.000%..........          122        $     9,991,979.64              2.40%
 8.001% -  9.000%..........          549             34,999,673.75              8.40
 9.001% - 10.000%..........        1,936             98,418,794.90             23.61
10.001% - 11.000%..........        1,976             89,345,006.59             21.43
11.001% - 12.000%..........        2,083             84,303,165.11             20.23
12.001% - 13.000%..........        1,816             63,195,888.21             15.16
13.001% - 14.000%..........          943             27,168,264.18              6.52
14.001% - 15.000%..........          359              8,407,899.93              2.02
15.001% - 16.000%..........           40                876,168.63              0.21
16.001% - 17.000%..........            6                114,025.82              0.03
                                   -----        ------------------            ------
   Total...................        9,830        $   416,820,866.76            100.00%
                                   =====        ==================            ======

-------------
(1) The weighted average Asset Rate was approximately 10.90% as of the Cut-off Date.

              REMAINING TERMS TO MATURITY OF ASSETS (IN MONTHS)(1)

REMAINING TERM                   NUMBER OF                                 PERCENTAGE OF
TO MATURITY                        ASSETS          AGGREGATE SPB         ASSET POOL BY SPB
-----------                        ------          -------------         -----------------
  1 - 120 months...........          239        $    3,716,569.55               0.89%
121 - 156 months...........           25               528,609.81               0.13
157 - 180 months...........          618            14,697,969.77               3.53
181 - 216 months...........            5               178,784.35               0.04
217 - 240 months...........        1,666            52,906,178.69              12.69
241 - 300 months...........        2,227            74,417,249.00              17.85
301 - 360 months...........        5,050           270,375,505.59              64.87
                                   -----         ----------------            -------
  Total....................        9,830        $   416,820,866.76            100.00%
                                   =====        ==================            ======

-------------
(1) The weighted average remaining term to maturity of the Assets was approximately 323 months as of the Cut-off Date.

                ORIGINAL TERMS TO MATURITY ASSETS (IN MONTHS)(1)


ORIGINAL TERM                    NUMBER OF                                 PERCENTAGE OF
TO MATURITY                        ASSETS          AGGREGATE SPB         ASSET POOL BY SPB
-----------                        ------          -------------         -----------------
  1 - 120 months...........          239        $    3,716,569.55               0.89%
121 - 156 months...........           25               528,609.81               0.13
157 - 180 months...........          618            14,697,969.77               3.53
181 - 216 months...........            5               178,784.35               0.04
217 - 240 months...........        1,666            52,906,178.69              12.69
241 - 300 months...........        2,227            74,417,249.00              17.85
301 - 360 months...........        5,050           270,375,505.59              64.87
                                   -----         ----------------            -------
  Total....................        9,830        $  416,820,866.76            100.00%
                                   =====        =================            =======

-----------
 (1) The weighted average original term to maturity of the Assets was approximately 325 months as of the Cut-off Date.

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF ASSETS(1)

                                     NUMBER OF                             PERCENTAGE OF
LOAN-TO VALUE RATIO(2)                ASSETS        AGGREGATE SPB       ASSET POOL BY SPB
----------------------                ------        -------------       -----------------
50%  or  less................            31        $     726,313.28             0.17%
51% - 55%....................            24              538,846.34             0.13
56% - 60%....................            35            1,306,402.80             0.31
61% - 65%....................            75            3,653,787.78             0.88
66% - 70%....................           117            6,372,169.88             1.53
71% - 75%....................           229           13,316,382.84             3.19
76% - 80%....................           546           25,675,927.19             6.16
81% - 85%....................         1,134           47,433,569.32            11.38
86% - 90%....................         4,775          191,412,667.54            45.92
91% - 95%....................         2,747          119,965,302.30            28.78
96% - 100%...................           116            6,362,849.71             1.53
101% - 102%..................             1               56,647.78             0.01
                                      ------       ----------------           -------
   Total.....................         9,830        $ 416,820,866.76            100.00%
                                      =====        ================           =======

-------------
(1) The weighted average original Loan-to-Value Ratio of the Assets was approximately 87.75% as of the Cut-off Date.

(2) Rounded to nearest 1%.

                          MHP PREPAYMENT SENSITIVITIES

                                     0% MHP                 75% MHP               100% MHP
                                     ------                 -------               --------
                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        TO CALL
        Class A-1                6.89       5/12       1.96        2/04       1.59       4/03
        Class A-2               15.13       9/17       6.07        3/08       4.89       9/06
        Class A-3               19.26       8/21       10.00       9/12       8.19       7/10
        Class A-4               25.37       4/27       18.77       2/22      16.49      10/19
        Class M-1               24.36       4/27       17.27       2/22      15.07      10/19
        Class M-2               24.36       4/27       17.27       2/22      15.07      10/19

        TO MATURITY
        Class A-1                6.89       5/12       1.96        2/04       1.59       4/03
        Class A-2               15.13       9/17       6.07        3/08       4.89       9/06
        Class A-3               19.26       8/21       10.00       9/12       8.19       7/10
        Class A-4               25.81       8/29       19.90       9/28      17.88       2/28
        Class M-1               24.71       6/29       18.16       2/28      16.16       4/27
        Class M-2               24.70       4/29       18.13       9/27      16.12       8/26

                                     180% MHP              225% MHP              325% MHP
                                     --------              --------              --------
                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        TO CALL
        Class A-1                1.01       2/02       0.84       10/01       0.62       4/01
        Class A-2                3.01       2/04       2.48        5/03       1.81       6/02
        Class A-3                5.02       7/06       3.99       10/04       2.85       5/03
        Class A-4               11.20       2/14       8.71       10/11       5.19       5/08
        Class M-1               10.27       2/14       9.17       10/11       7.46       5/08
        Class M-2               10.27       2/14       9.17       10/11       7.46       5/08

        TO MATURITY
        Class A-1                1.01       2/02       0.84       10/01       0.62       4/01
        Class A-2                3.01       2/04       2.48        5/03       1.81       6/02
        Class A-3                5.02       7/06       3.99       10/04       2.85       5/03
        Class A-4               12.67       5/24       9.91       10/21       5.70       8/16
        Class M-1               11.44      11/22      10.46        6/20       9.02       3/16
        Class M-2               11.38      11/21      10.41        6/19       8.97       6/15



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.